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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2000

                                 ALLERGAN, INC.

               (Exact Name of Registrant as Specified in Charter)

            Delaware                   1-10269             95-1622442
   (State or Other Jurisdiction      (Commission          (IRS Employer
        of Incorporation)            File Number)      Identification No.)

                   2525 Dupont Drive,
                   Irvine, California                        92612
        (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (714) 246-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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        ITEM 5. OTHER EVENTS.

        On October 26, 2000, Allergan, Inc. (the "Company") entered into a Purchase Agreement (a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchaser"), pursuant to which the Company agreed to issue and sell and the Purchaser agreed, subject to certain conditions, to purchase $575,270,000 aggregate principal amount at maturity of the Company's Liquid Yield Option(TM) Notes due November 1, 2020 (Zero Coupon -- Subordinated) (the "LYONs") at an initial offering price of $608.41 per $1,000 face amount of LYONs (the "Offering Price") less underwriting discounts and commissions. Pursuant to the Purchase Agreement, the Company also granted the Purchaser an option (the "Option") to purchase all or any part of an additional $82,181,000 aggregate principal amount at maturity of LYONs at the Offering Price less underwriting discounts and commissions. The Purchaser subsequently indicated to the Company that it intended to exercise the Option.

        Accordingly, the issuance and sale of $657,451,000 aggregate principal amount at maturity of LYONs, including LYONs sold pursuant to the Option, were completed on November 1, 2000. The LYONs were issued pursuant to an Indenture dated as of November 1, 2000 between the Company and U.S. Bank Trust National Association, as trustee (a copy of which is attached hereto as Exhibit 4.1). The Purchaser offered the LYONs for resale to certain qualified purchasers in transactions not requiring registration under the Securities Act of 1933, as amended, including pursuant to Rule 144A thereunder.

        The Company and the Purchaser have also entered into a Registration Rights Agreement (a copy of which is attached hereto as Exhibit 4.2) dated as of November 1, 2000, pursuant to which the Company has agreed to file with the Commission, within 90 days after November 1, 2000, and to use all reasonable efforts to cause to become effective within 180 days of November 1, 2000, a shelf registration statement with respect to the resale of the LYONs and the Common Stock, par value $0.01 per share, of the Company issuable upon conversion of the LYONs and to keep such registration statement effective until, at the latest, two years from November 1, 2000.


        ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    The following exhibits are filed with this report on Form 8-K:


        Exhibit No.          Description
        -------------        -------------

        1.1                  Purchase Agreement dated October 26, 2000, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated.

        4.1                  Indenture dated as of November 1, 2000, between the Company and
                             U.S. Bank Trust National Association, as trustee.

        4.2                  Registration Rights Agreement dated November 1, 2000, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
                             & Smith Incorporated.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLERGAN, INC.

Date: November 1, 2000                    By: /s/ FRANCIS R. TUNNEY, JR.
     ------------------------------          -----------------------------------
                                                Francis R. Tunney, Jr.
                                                Corporate Vice President--
                                                Administration, General
                                                Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                              DESCRIPTION
---------                            -----------
    1.1               Purchase Agreement dated October 26, 2000, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated.

    4.1               Indenture dated as of November 1, 2000, between the Company and
                      U.S. Trust Bank National Association, as trustee.

    4.2               Registration Rights Agreement dated November 1, 2000, between the
                      Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                      Smith Incorporated.


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